American Century Government Income Trust
American Century Investment Trust
Statements of Additional Information dated August 1, 2022

American Century Target Maturities Trust
Statement of Additional Information dated February 1, 2022

American Century California Tax-Free and Municipal Funds
Statement of Additional Information dated January 1, 2022

American Century Quantitative Equity Funds, Inc.
Statement of Additional Information dated May 5, 2022

Supplement dated October 1, 2022

The following replaces the entry for Short Sales in the Nonfundamental Investment Policies section in the Statements of Additional Information:

Short Sales     A fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts, options, and other derivative instruments are not deemed to constitute selling securities short.

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